UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Western Alliance Bancorporation

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

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WA P.O. BOX 8016, CARY, NC 27512-9903
YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
INTERNET
Go To: www.proxypush.com/WAL
• • Cast your vote online
• Have your Proxy Card ready
Follow the simple instructions to record your vote
PHONE Call 1-866-249-5139
• • Use any touch-tone telephone
• Have your Proxy Card ready
Follow the simple recorded instructions
MAIL
• • Mark, sign and date your Proxy Card
Fold and return your Proxy Card in the postage-paid envelope provided
Western Alliance Bancorporation
Annual Meeting of Stockholders
For Stockholders as of record on April 16, 2021
TIME: Tuesday, June 15, 2021 11:00 AM, Mountain Time PLACE: One East Washington Street Suite 1400, Phoenix, AZ 85004
This proxy is being solicited on behalf of the Board of Directors
The undersigned hereby appoints Dale Gibbons and Randall S. Theisen, or either of them, as proxies, with full power of substitution, to vote shares of common stock of WESTERN ALLIANCE BANCORPORATION (“WAL”) owned of record by the undersigned and which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM MST June 15, 2021, at 1 E. Washington St., Ste 1400, Phoenix, AZ 85004, and any adjournment or postponement thereof (“Annual Meeting”), as specified on the reverse side of this proxy card, and to vote in accordance with their discretion on such other matters as may properly come before the meeting.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.
The undersigned also provides directions to Charles Schwab Trust Co., Trustee, to vote shares of common stock of WAL allocated to accounts of the undersigned under the WAL 401(K) Plan, and which are entitled to be voted, at the Annual Meeting, as specified on the reverse side of this proxy card.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.
PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Western Alliance Bancorporation
Annual Meeting of Stockholders
Please make your marks like this: X Use dark black pencil or pen only THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
1. Election of Directors
1.01 Bruce Beach
1.02 Juan Figuereo
1.03 Howard Gould
1.04 Steven Hilton
1.05 Marianne Boyd Johnson
1.06 Robert Latta
1.07 Adriane McFetridge
1.08 Michael Patriarca
1.09 Robert Sarver
1.10 Bryan Segedi
1.11 Donald Snyder
1.12 Sung Won Sohn, Ph.D.
1.13 Kenneth A. Vecchione
2. Approve, on a non-binding advisory basis, executive compensation.
3. Ratify the appointment of RSM US LLP as the Company’s independent auditor.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
BOARD OF DIRECTORS
YOUR VOTE RECOMMENDS
FOR AGAINST ABSTAIN
FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR FOR
FOR
FOR
FOR AGAINST ABSTAIN
Check here if you would like to attend the meeting in person.
Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date